Exhibit 10.36

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this “Consent Agreement”) is entered into this 30th day of November, 2017 (the “Execution Date”) by and between

GRÜNENTHAL GMBH, organized under the laws of Germany and having its principal office at Zieglerstraße 6, 52078 Aachen, Germany (hereinafter “GRÜNENTHAL“), and

Depomed, Inc., organized under the laws of California and having its principal office at 7999 Gateway Blvd., Suite 300, Newark, California 94560 (hereinafter “DEPO”),

and is joined by Collegium NF, LLC, a Delaware limited liability company (“SUBLICENSEE”) and a wholly owned subsidiary of Collegium Pharmaceutical, Inc., organized under the laws of Virginia (“COLL”), each of which has its principal office at 780 Dedham Street, Suite 800, Canton, MA 02021 upon SUBLICENSEE’s execution of a joinder to this Consent Agreement pursuant to paragraph 2 hereof.

WHEREAS, Janssen Pharmaceuticals, Inc., a Delaware corporation having a principal place of business at 1125 Trenton-Harbourton Road, Titusville, New Jersey, 08560 and Janssen Research & Development, LLC having a principal place of business at U.S. Route 202, Raritan, New Jersey 08869 (“OMP”)  and GRÜNENTHAL entered into a License Agreement dated February 21, 2003, which License Agreement was amended as of December 23, 2004 and June 21, 2006 and then amended and restated in its entirety in an Amended and Restated License Agreement dated December 28, 2006, which Amended and Restated License Agreement was amended as of June 19, 2007, December 17, 2008, January 16, 2009, May 22, 2009, July 15, 2010 and May 29, 2013 (such Amended and Restated License Agreement, together with all amendments thereto, the “Combined Territories License Agreement”) and then amended and restated in its entirety in two (2) agreements: (a) a License Agreement (U.S.) with an effective date of January 13, 2015 (the “Agreement”), pursuant to which inter alia GRÜNENTHAL agreed to license to OMP certain patents and know-how regarding composition of matter CG-5503 and pharmaceutical formulations containing CG-5503 as active pharmaceutical ingredient (the “Product”), as well as certain drug delivery systems for delivery of CG-5503, and to grant manufacturing, commercialization and certain other rights to OMP for the Product in the United States of America (the “Territory”) and (b) a License Agreement (Canada/Japan) with an effective date of January 13, 2015 (the “Canada/ Japan License Agreement”), pursuant to which inter alia GRÜNENTHAL agreed to license to OMP certain patents and know-how regarding composition of matter CG-5503 and the Product, as well as certain drug delivery systems for delivery of CG-5503, and to grant manufacturing, commercialization and certain other rights to OMP for the Product in Canada and Japan;

WHEREAS, on January 15, 2015, OMP and/or one or more of its Affiliates and DEPO and/ or one or more of its Affiliates entered into Asset Purchase Agreement and certain other agreements pursuant to which, on April 2, 2015, DEPO acquired from OMP certain assets and rights related to the Product (including OMP’s rights under the Agreement), and DEPO and/ or its Affiliates would assume certain liabilities related to the Product (the “DEPO Transaction”);

WHEREAS, DEPO and/or one or more of its Affiliates (collectively, the “Licensing Entities”) and SUBLICENSEE are discussing the possibility of entering into a transaction pursuant to which the Licensing Entities would exclusively sublicense (other than as to DEPO)

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

and SUBLICENSEE would receive, among other things, an exclusive (other than as to DEPO) sublicense to DEPO’s rights under the Agreement (the “Transaction”);

WHEREAS, in the event one or more of the Licensing Entities and SUBLICENSEE agree to enter into the Transaction, such Licensing Entities and SUBLICENSEE would enter into one or more definitive agreements setting forth the terms and conditions upon which the Transaction shall be consummated (the “Definitive Agreements”); and

WHEREAS, DEPO desires to request GRÜNENTHAL’s consent to sublicense DEPO’s rights under the Agreement to SUBLICENSEE and GRÜNENTHAL desires to consent to such sublicense, subject to the terms and conditions of this Consent Agreement;

NOW, THEREFORE, DEPO, SUBLICENSEE and GRÜNENTHAL agree as follows:

1.         As of the Execution Date, GRÜNENTHAL hereby irrevocably consents to the grant by DEPO to SUBLICENSEE of a sublicense of the Agreement as contemplated in paragraphs 5 and 6 below and under the terms and conditions of this Consent Agreement.

2.         In the event one or more of the Licensing Entities and SUBLICENSEE enter into the Definitive Agreements:

2.1.      SUBLICENSEE shall execute a joinder to this Consent Agreement in substantially the form of Exhibit A attached hereto, and shall thereafter be a party to this Consent Agreement and shall be fully bound by, and subject to, all of the terms and conditions of this Consent Agreement; and

2.2.      within two (2) working days after the execution of the Definitive Agreements, DEPO shall notify GRÜNENTHAL in accordance with Article 18.16 of the Agreement of such execution and deliver to GRÜNENTHAL a copy of such executed joinder.

3.         In the event the closing of the Transaction occurs:

3.1.      DEPO shall notify GRÜNENTHAL in accordance with Article 18.16 of the Agreement within two (2) working days of the closing of the Transaction; and

3.2.      the date of such closing shall be referred to as the “Closing Date” in this Consent Agreement.

4.         If DEPO does not notify GRÜNENTHAL of the closing of the Transaction in accordance with paragraph 3.1 on or before January 31, 2018, then this Consent Agreement shall become null and void and be of no further force and effect.

5.         As of the Closing Date, DEPO hereby sublicenses to SUBLICENSEE, which sublicense may be further sublicensed solely to COLL, all of the rights and licenses granted to DEPO under the Agreement SUBLICENSEE requires to (i) promote, detail, market, distribute, offer for sale, sell and have sold each Product, including the right to engage COLL or any Third Parties to undertake such activities on behalf of  SUBLICENSEE, and (ii) otherwise execute and perform SUBLICENSEE’s rights and obligations under

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

the Definitive Agreements, which sublicense shall terminate upon the termination date of the Definitive Agreements or of the Agreement (“Sublicense Termination Date).

6.         As of the Closing Date, SUBLICENSEE hereby accepts such sublicense of rights and licenses and further agrees:

6.1.      None of SUBLICENSEE or any of its Affiliates may initiate, or assist a Third Party in initiating, a patent re-examination, inter partes review, post grant or other patent office proceeding, opposition, litigation, or other court proceeding challenging the validity of any issued U.S. patent within the GRUNENTHAL Patents licensed under the Agreement.

6.2.      SUBLICENSEE shall, during the applicable term of the Definitive Agreements (the “Sublicense Term”), use Commercially Reasonable and Diligent Efforts to market, promote, offer for sale, sell and have sold each Product in the Territory (“Promotional Activities”).

6.3.      SUBLICENSEE shall permit a certified public  accountant  or  other  representative  selected  by  GRUNENTHAL, and acceptable  to  SUBLICENSEE, to examine the records of SUBLICENSEE and its Affiliates in accordance with Section 6.12(f) of the Agreement.

7.         During the Sublicense Term and until the Sublicense Termination Date, GRUNENTHAL and DEPO agree:

7.1.      The periodic business review provided for in Section 4.9 of the Agreement shall be furnished to GRUNENTHAL by SUBLICENSEE or COLL with respect to its own Promotional Activities with respect to the Product.

7.2.      The annual strategic plan information provided for in Section 4.10 of the Agreement shall be furnished to GRUNENTHAL by SUBLICENSEE or COLL with respect to its anticipated Promotional Activities for the upcoming calendar year.

7.3.      GRUNENTHAL shall limit distribution of the foregoing information provided by SUBLICENSEE or COLL only to its directors, officers, employees or advisers who have a need to access those information in connection with this Consent Agreement and/ or the Agreement.

7.4.      The COGS Cap as set forth in Section 6.9 of the Agreement shall be inapplicable.

7.5.      For the years 2018, 2019, 2020 and 2021, the following shall apply:

a) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) equal to or greater than $180,000,000 and equal to or less than $243,000,000, notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL a minimum annual royalty of [***] in each of such year(s). In case that Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

Party or DEPO) are less than $180,000,000, DEPO shall pay GRUNENTHAL an annual royalty of [***] on such annual Net Sales of Product in each of such year(s);

b) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) greater than $243,000,000 and equal to or less than $258,000,000, notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL, in addition to the payment made under 7.5 (a) above, an annual royalty of [***] on such amount of annual Net Sales of Product in each of such year(s); and

c) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) greater than $258,000,000, notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL, in addition to the payments made under 7.5 (a) and (b) above, an annual royalty of [***] on such amount of annual Net Sales of Product in each of such year(s).

7.6.      For the year 2022 and the following years, the following shall apply:

a) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) of less than $233,000,000 and notwithstanding any other provision of this Consent Agreement and of the Agreement,  DEPO shall pay GRUNENTHAL an annual royalty of [***] of such annual Net Sales of Product in each of such year(s);

b) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) equal to or greater than $233,000,000 and equal to or less than $258,000,000, and notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL in addition to the payment made under 7.6 (a) above, an annual royalty of [***] on such amount of annual Net Sales of Product in each of such year(s); and

c) for annual Net Sales of Product (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO) greater than $258,000,000, and notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL in addition to the payments made under 7.6 (a) and (b) above, an annual royalty of [***] on such amount of annual Net Sales of Product in each of such year(s).

7.7.      For any Product first Commercialized after the expiry of the composition of matter Patent claiming CG-5503 (“New Product”) and for which DEPO receives a royalty payment on all annual Net Sales of such New Product from COLL or SUBLICENSEE pursuant to the Definitive Agreements, the following shall apply:

Notwithstanding any other provision of this Consent Agreement and of the Agreement, DEPO shall pay GRUNENTHAL, in addition to the payments under 7.5 and 7.6 of this Agreement with respect to annual

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

Net Sales of Products, an annual royalty of [***] on annual Net Sales of New Products (whether generated by SUBLICENSEE, COLL, any Third Party or DEPO).

The applicable royalty amount shall be calculated and paid by DEPO to GRUNENTHAL within sixty (60) days of the end of each applicable year.

7.8.      GRUNENTHAL, DEPO and SUBLICENSEE will use commercially reasonable efforts to explore the possibility of GRUNENTHAL supplying Product to DEPO.

7.9.      DEPO will remain responsible for all pending Patent litigations regarding the Product not finally ruled out or settled at the date of this Consent Agreement and shall not unreasonably replace its current litigation counsel (Gibson Dunn) for current and future Patent litigations.

7.10.    DEPO will be fully responsible for the performance of its obligations under the Agreement and for any (direct or indirect) breach of SUBLICENSEE, COLL or any Third Party of the Agreement.

8.         This Consent Agreement shall become effective as of the Execution Date and shall continue in effect in perpetuity except as provided in paragraph 4 and 5.  The provisions of paragraphs 1 through 4, paragraphs 8-12 shall become effective on the Execution Date and shall be legally binding on DEPO, GRÜNENTHAL and (upon the execution of the joinder pursuant to paragraph 2) SUBLICENSEE as of the Execution Date.  The other provisions of this Consent Agreement shall become effective at the Closing Date.

9.         All definitions used in this Consent Agreement shall have the meaning as set forth in the Agreement, unless expressly defined otherwise in this Consent Agreement.  This Consent Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and together shall constitute one and the same agreement binding on all of the parties and shall become effective when one or more counterparts have been signed by a party and delivered to the other parties, it being understood that none of the parties need sign the same counterpart.  This Consent Agreement, following its execution, may be delivered via telecopier machine or other form of electronic delivery, which shall constitute delivery of an execution original for all purposes.

10.       This Consent Agreement may be amended, supplemented or otherwise modified at any time, but only by means of a written instrument signed by all of the parties.

11.       All notices and other communications given or made pursuant to this Consent Agreement shall be in writing and shall be deemed to have been duly given on the date delivered, if delivered personally, or on the next business day after being sent by reputable overnight courier (with delivery tracking provided, signature required and delivery prepaid), in each case, to the parties at the following addresses, or on the date sent and confirmed by electronic transmission to the telecopier number specified below (or at such other address or telecopier number for a party as shall be specified by notice given in accordance with this paragraph 11):

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

If to GRÜNENTHAL:

Grünenthal GmbH

52099 Aachen

Germany

Attention: Global Legal

Fax: +49 241 569 3547

If to DEPO:

Depomed, Inc.

7999 Gateway Blvd., Suite 300

Newark, CA 94560

Attention: Legal Department

Fax:

If to Collegium NF, LLC:

To the address set forth in Exhibit A.

12.       Article 16, Section 18.1, Section 18.3, Section 18.4, Section 18.7, Section 18.8, Section 18.14 and Section 18.17 of the Agreement shall apply mutatis mutandis to this Consent Agreement.

[Remainder of this page intentionally left blank.]

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

IN WITNESS WHEREOF, the parties have caused this Consent Agreement to be entered into as of the Execution Date.

GRÜNENTHAL GMBH

By./s/ Gabriel Baertschi	/s/ Ralf Radermacher

Name: Gabriel Baertschi Ralf Radermacher

Title: CEO	Senior Vice President, Corporate Development & Licensing

DEPOMED, INC.

By. /s/ Arthur J. Higgins

Name: Arthur J. Higgins

Title: Chief Executive Officer

[Signature Page to Consent Agreement]

Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions marked [***].

EXHIBIT A

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT dated as of December 4, 2017 made by the undersigned (the “Joining Party”).

Reference is hereby made to the Consent Agreement, dated as of November, 2017 (the “Consent Agreement”) by and among GRÜNENTHAL GMBH and Depomed, Inc. Capitalized terms used herein without definition shall have the meanings assigned to them in the Consent Agreement.

Pursuant to and in accordance with Consent Agreement, the Joining Party hereby agrees that, upon the execution of this Joinder Agreement, it shall become a party to the Consent Agreement and shall be fully bound by, and subject to, all of the terms and conditions of the Consent Agreement as “SUBLICENSEE” in such capacity as though the undersigned was an original party thereto.

IN WITNESS WHEREOF, the Joining Party hereto has executed this Joinder Agreement as of December 4, 2017.

COLLEGIUM NF, LLC

By: /s/ Michael Heffernan
Name: Michael Heffernan
Title: Chief Executive Officer

Notice Address:

780 Dedham Street, Suite 800 Canton, MA 02021